Exhibit 10.3

[CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

CROSS BUSINESS LICENSE AGREEMENT

BETWEEN

XPERI INC.

AND

ADEIA INC.

ADEIA MEDIA LLC

ADEIA MEDIA HOLDINGS LLC

EFFECTIVE AS OF [•]

CONFIDENTIAL

SCHEDULES

SCHEDULE 1	Additional License Terms

SCHEDULE 1-A	Inventor Support

SCHEDULE 1-B	Patent Pick Right

SCHEDULE 2	Litigation Support

SCHEDULE 3	[***]

SCHEDULE 4	Advertising

SCHEDULE 5	Metadata

SCHEDULE 6	Personalized Content Discovery

SCHEDULE 7	TV Viewership Data

1

CROSS BUSINESS LICENSE AGREEMENT

This CROSS BUSINESS LICENSE AGREEMENT (this “Agreement”) is effective as of [•] (the “Effective Date”), by and between Xperi Inc. (f/k/a TiVo Product HoldCo Corporation), a corporation organized under the laws of Delaware, whose principal place of business is located at 2160 Gold Street, San Jose, CA 95002 (“ProductCo”) on behalf of itself and its Affiliates, Adeia Inc. (f/k/a Xperi Holding Corporation), a corporation organized under the laws of Delaware (“Adeia”) on behalf of itself and its Affiliates, Adeia Media LLC (f/k/a Rovi LLC), a limited liability company organized under the laws of Delaware (“Adeia Media”) on behalf of itself and its Affiliates, and Adeia Media Holdings LLC (f/k/a TiVo LLC), a limited liability company organized under the laws of Delaware (“Adeia Media Holdings”) on behalf of itself and its Affiliates, each of whose principal place of business is located at 3025 Orchard Parkway, San Jose, CA 95134 (Adeia, Adeia Media and Adeia Media Holdings collectively, “IPCo”). Each of ProductCo, Adeia, Adeia Media and Adeia Media Holdings may be individually referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties have entered into that Separation and Distribution Agreement pursuant to which the ProductCo Entities separated from Adeia (the “Separation” and such agreement, the “Separation Agreement”),

WHEREAS, in connection with the Separation, the IPCo Entities retained all rights to certain patents owned by Adeia and its Subsidiaries and other valuable assets of Adeia and its Subsidiaries,

WHEREAS, the IPCo Entities desire to license such patents and other patents to the ProductCo Entities to allow the ProductCo Entities to continue Adeia’s and its Subsidiaries’ existing product business after the Separation,

WHEREAS, the ProductCo Entities desire to obtain such license in accordance with the terms and conditions of this Agreement; and

WHEREAS, all of the rights, licenses, immunities, covenants, representations warranties granted under this Agreement by the IPCo Entities and the financial provisions related thereto are being provided to the ProductCo Entities in the context of (a) the broader Separation and consideration between the IPCo Entities and the ProductCo Entities, including the rights and the value of the assets retained by the IPCo Entities under the Separation Agreement, and (b) the unique services that the ProductCo Entities agree to provide to the IPCo Entities under this Agreement, including the Inventor Support and Litigation Support (collectively, the “Specified Conditions”).

NOW, THEREFORE, in consideration of the rights, licenses, immunities, covenants, representations, and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS AND REFERENCES

1.1 Definitions. In addition to the capitalized terms defined throughout this Agreement the following terms when used herein, have the respective meanings assigned to them below:

“Acquired Patents” means Patents acquired by any IPCo Entity from a third party pursuant to a Patent purchase or the acquisition of a Person, at any time between the Effective Date and the end of the Term, where the transaction or series of related transactions under which such Patents are acquired is for less than [***] (a) which are owned by any IPCo Entity; or (b) under which any IPCo Entity has or obtains, at any time between the Effective Date and the end of the Term, the contractual right to grant licenses or sublicenses to third parties, but in each of case (a) and (b), only to the extent that such rights are available for license or sublicense by any IPCo Entity to the ProductCo Entities within the scope set forth in this Agreement. For the avoidance of doubt, the definition of Acquired Patents does not include any claim of any Patent in which any IPCo Entity acquires rights after the Effective Date if a grant of a license or the exercise of rights thereunder would result in (i) the payment of fees, royalties or other consideration by any IPCo Entity to a third party (other than payments between or among the IPCo Entities or except when a ProductCo Entity is willing to pay the applicable fees, royalties or other consideration to such third party), or (ii) the loss of such rights in such acquired Patent by any IPCo Entity.

“Action” means any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal or authority.

“Advertising” means the ProductCo Entities’ data and advertising products as further described in Schedule 4.

“Affiliate” means, with respect to any Person, any other Person who, as of the relevant time for which the determination of affiliation is being made, directly or indirectly Controls, is Controlled by, or is under common Control with, such Person, but such Person shall be an “Affiliate” only for so long as such control exists. Notwithstanding anything in this Agreement to the contrary, (a) with respect to Adeia Media, Affiliates shall be limited to Subsidiaries of Adeia Media, (b) with respect to Adeia Media Holdings, Affiliates shall be limited to Subsidiaries of Adeia Media Holdings other than Adeia Media and its Subsidiaries, and (c) with respect to Adeia, Adeia Media and its Affiliates and Adeia Media Holdings and its Affiliates shall at no time be considered Affiliates of Adeia.

“Agreement Year” shall mean a period of twelve (12) months commencing on [__________]1 and ending on [__________] during the Term.

[***]

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state, or local law (statutory, common, or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated, or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

[1]	Insert month and day of Effective Date. For example, if Effective Date is June 1, 2022, June 1. Second blank would then be May 31.

“Business Day” means a day, other than Saturday, Sunday, or other day on which commercial banks in California are authorized or required by Applicable Law to close.

[***]

“Change of Control” means, with respect to any Party, (a) any consolidation, merger or other capital reorganization or business combination of such Party with or into any other corporation, limited liability company or other entity other than the Existing Holders, (b) the sale, transfer, or assignment of securities of such Party representing a majority of the voting power of all of such Party’s outstanding voting securities to a third-party acquiring party or group other than the Existing Holders, (c) any Acquirer (as defined in Section 12.5), other than the Existing Holders, obtaining the majority of the power, directly or indirectly, to direct or cause the direction of the management and policies of such Party, or (d) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Existing Holders becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of a majority of the Party’s then outstanding voting securities. For the avoidance of doubt, under no circumstances shall any internal reorganization of a Party or any separation, spin-out, initial public offering or other change in ownership of a Party or its Affiliates that does not involve a bona fide, unaffiliated, third-party acquirer constitute a Change of Control that would in any way limit (a) any of the rights, licenses, covenants-not-to-sue, indemnity, or other immunities granted to a Party and its Affiliates under this Agreement, or (b) any of the obligations of the other Party or its Affiliates under this Agreement.

[***]

“Component Technologies” means any components, modules, or portions of a video entertainment platform (other than an IPG) that are provided or performed by or on behalf of a ProductCo Entity, but not as part of or bundled with a comprehensive video entertainment platform. The Parties acknowledge and agree that the ProductCo Entities’ following technology offerings, as they exist on the Effective Date and new versions thereof that are the natural growth and evolution of such products (so long as such new versions continue to meet the definition of Component Technologies), constitute Component Technologies under this Agreement: Personalized Content Discovery, Metadata, TV Viewership Data, and Advertising.

“Confidential Information” means any and all non-public, confidential and/or proprietary information of a Party or its Affiliates disclosed by the disclosing Party or its representatives to the receiving Party or its representatives, whether orally, in writing or otherwise. Without limiting the generality of the foregoing, Confidential Information may include, the terms and provisions of this Agreement and all business, technical (e.g., information that relates to or concerns Patents, trade secrets, research, experimental work, product plans, products, developments, know-how, inventions, processes, design details, engineering, technology, software (including source and object code), algorithms) and financial information used, obtained or maintained by such Party or its Affiliates which provides such Party or its Affiliates an advantage over competitors who do not know or use it and derives to such Party economic value (actual or potential) from not being generally known to the public or to other entities who can obtain economic or other value from its disclosure and use.

“Control” means, when used with respect to any Person, (a) the direct or indirect ownership or control (whether by contract or otherwise) of more than fifty percent (50%) of the stock or shares entitled to vote for the election of directors or similar managing authority, or to direct the vote in such elections, or (b) otherwise having the power (whether by contract or otherwise) to direct management policies, and the terms “Controlling” and “Controlled” have correlative meanings.

“Developed Patents” means Patents owned by any IPCo Entity based on inventions developed by or for such IPCo Entity and any Patents that issue therefrom at any time between the Effective Date and the end of the Term.

“Exchange Act” has the meaning given to such term in the definition of Change of Control.

[***]

[***]

“Excluded Products” means [***].

[***]

“Existing Holders” means, with respect to a Party undergoing a transaction described in the definition of Change of Control, the equity holders (or Affiliates thereof) holding, directly or indirectly, more than fifty percent (50%) of the voting interest of such Party immediately prior to such transaction.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau or court, whether domestic, foreign, multinational or supranational exercising executive, legislative, judicial, regulatory, self-regulatory or administrative functions of or pertaining to government and any executive official thereof.

[***]

[***]

“Inventor Support” means the inventor support set forth on Schedule 1-A.

“IPCo Entities” means each of Adeia, Adeia Media, Adeia Media Holdings and their Affiliates.

[***]

“IPG” means any electronic or interactive program guide by which an end-user can (a) access program information (text, graphics, video or any combination thereof) for video programming and other related services, whether scheduled, delivered on demand or time-delayed (e.g., broadcast, cable, satellite, OTT, PPV, NVOD, SVOD, VOD, DVR), (b) navigate interactively through such program information, and/or (c) access such video programming and other related services through such program information.

[***]

“License Fees” means [***].

“Licensed Patents” means the Separation Patents, the Developed Patents, and the Acquired Patents. For clarity, (a) the rights, licenses, covenants-not-to-sue, indemnity and other immunities granted under this Agreement with respect to Licensed Patents owned by Adeia Media and its Affiliates are being granted by Adeia Media, on behalf of itself and its Affiliates (and not by Adeia or Adeia Media Holdings), (b) the rights, licenses, covenants-not-to-sue, indemnity and other immunities granted under this Agreement with respect to Licensed Patents owned by Adeia Media Holdings and its Affiliates are being granted by Adeia Media Holdings, on behalf of itself and its Affiliates (and not by Adeia or Adeia Media), and (c) the rights, licenses, covenants-not-to-sue, indemnity and other immunities granted under this Agreement with respect to Licensed Patents owned by Adeia and its Affiliates are being granted by Adeia, on behalf of itself and its Affiliates (and not by Adeia Media or Adeia Media Holdings).

“Licensed Products” means the Non-Media Licensed Products and Media Licensed Products.

“Limited Acquisition” means a ProductCo Entity’s acquisition of a line of business from a Person that is not an Excluded Customer or of a Person that is not an Excluded Customer and that becomes under ProductCo’s Control after the acquisition, where the acquisition has an aggregate fair market value of less than [***].

“Linear Fixed Schedule Programming” means video programming that is provided to multiple end-users at a prescheduled time as part of a channel.

“Litigation Support” means the litigation support set forth on Schedule 2.

“Media Field” means the field of video or other digital media consumption or delivery in any medium now known or hereafter invented, including, without limitation, multi-channel video programming, Linear Fixed Schedule Programming, OTT internet streaming services and content, IPGs, digital video recorders, and video on demand.

“Media Licensed Products” means (a) Pay-TV Products, (b) Non-Pay-TV Media Products, and (c) products and services acquired by ProductCo pursuant to a Limited Acquisition, solely with respect to the period from and after the closing of such Limited Acquisition, so long as such products and services meet the definition of Non-Pay-TV Media Products or Pay-TV Products. “Media Licensed Products” shall explicitly exclude Component Technologies and Third-Party Applications.

“Metadata” means the ProductCo Entities’ metadata products as further described in Schedule 5.

[***]

“Multichannel Video Programming Distributor” or “MVPD” means any telco, cable operator, multichannel multipoint distribution service, direct broadcast satellite service, television receive-only satellite program distributor, or other distributor of video programming, in each case who makes available for purchase, by subscribers or customers, multiple channels of Linear Fixed Schedule Programming provided by multiple unaffiliated third-party content providers.

“Newly Owned” means any issued Patent that a Party has owned for less than six (6) months.

“Non-Media Licensed Products” means any products or services that are provided or performed by or on behalf of a ProductCo Entity exclusively under a ProductCo Entity-owned or controlled brand, which products and services are not specifically for use in the Media Field. For the avoidance of doubt, “Non-Media Licensed Products” expressly excludes (a) Media Licensed Products, (b) any portion of any product or service that displays program information for or provides access to a Pay-TV Service, (c) any Pay-TV Service, and (d) any Third-Party Application. The Parties acknowledge and agree that the products and services made, have made, sold, offered for sale, leased, offered for lease, imported, exported, licensed, or otherwise Transferred directly or indirectly by FotoNation Limited, Perceive Corporation, and/or DTS, Inc. and/or any of their respective Subsidiaries as they existed as of or prior to the Effective Date and new versions thereof that are the natural growth and evolution of such products (so long as such new versions continue to meet the definition of Non-Media Licensed Products), constitute Non-Media Licensed Products; provided that Non-Media Licensed Products are not limited to the foregoing products.

“Non-Pay-TV Media Product” means [***]. The Parties acknowledge and agree that (A) any products or services of the ProductCo Entities specifically for use in the Media Field (that are not Pay-TV Products) that are commercially deployed or for which significant steps have been taken toward development or commercialization as of the Effective Date and new versions thereof that are the natural growth and evolution of such products (so long as such new versions continue to meet the definition of Non-Pay-TV Media Products), and (B) the following video entertainment platforms as they exist on the Effective Date and new versions thereof that are the natural growth and evolution of such platforms (so long as such new versions continue to meet the definition of Non-Pay-TV Media Products), constitute “Non-Pay-TV Media Products”: “TiVo Stream 4K,” “TiVo Stream App,” “TiVo OS,” “TiVo Edge for Antenna,” “TiVo Mini Lux,” and direct-to-consumer DVR devices; provided that Non-Pay-TV Media Products are not limited to the foregoing products.

“Patents” means any United States, international or foreign classes or types of patents, utility models, design patents, applications (including provisional applications), certificates of invention, reissues, divisionals, continuations, continuations-in-part, extensions, renewals, reexaminations, and foreign counterparts thereof.

“Pay-TV Product” means [***]. “Pay-TV Product” expressly excludes any Third-Party Applications. The Parties acknowledge and agree that the ProductCo Entities’ following video entertainment software platforms, as they exist on the Effective Date and new versions thereof that are the natural growth and evolution of such products (so long as such new versions continue to meet the definition of Pay-TV Products), constitute “Pay-TV Products”: “iGuide,” “Passport,” “DTA Guide,” “TiVo Experience 4,” and “MobiTV”; provided that the Pay-TV Products are not limited to the foregoing products.

“Pay-TV Provider” means a provider of Pay-TV Services.

“Pay-TV Provider Subscriber” means any Person or location that is intentionally authorized by a Pay-TV Provider to receive one or more Pay-TV Services, whether single-family residential, commercial (including bars, restaurants, offices and retail stores) or a multiple-dwelling unit (including hotels, motels and hospitals) through a Pay-TV Produc[***].

[***]

[***]

[***]

[***]

“Pay-TV Service” means [***].

[***]

[***]

[***]

[***]

[***]

[***]

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Personalized Content Discovery” means the ProductCo Entities’ personalized content discovery products as further described in Schedule 6.

“Pick Right” has the meaning given to such term in Section 6 of Schedule 1 (Pick Right).

[***]

[***]

“ProductCo Customers” means any Person that purchases Media Licensed Products directly or indirectly from (i) a ProductCo Entity or (ii) an IPCo Entity prior to the Effective Date, including, in each case, by way of example, a Pay-TV Provider and its Pay-TV Provider Subscribers.

“ProductCo Entities” means ProductCo and its Affiliates.

[***]

[***]

[***]

[***]

“Separation Patents” means any Patents that are owned by any IPCo Entity on the Effective Date and any Patents that issue therefrom after the Effective Date.

“Subsidiary” means, with respect to any Person, any other Person Controlled by such Person, but such Person shall be a “Subsidiary” only for so long as such Control exists.

“Third-Party Applications” means [***].

“Transfer” means provide, deliver, or distribute (including, install or download) regardless of the basis, amount, or timing of compensation (if any).

“TV Viewership Data” means the ProductCo Entities’ TV viewership data product as further described in Schedule 7.

[***]

[***]

[***]

1.2 Other Definitional and Interpretive Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections and Schedules are to Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and terms comparable thereto refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of applicable rules or regulations. References to any agreement or contract are to that agreement or contract as amended, modified, or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. References to one gender include all genders. All amounts due hereunder shall be made via wire transfer in accordance with instructions to be supplied during the Term and shall be payable in funds denominated in U.S. dollars.

2. LICENSE

2.1 IP License under the Licensed Patents for Media Licensed Products. In consideration of the Specified Conditions and the other obligations of ProductCo under this Agreement, IPCo on behalf of the IPCo Entities hereby grants to the ProductCo Entities, under the Licensed Patents and during the Term (except as set forth below and in Section 7 (Term and Termination), a worldwide, irrevocable (except as set forth in Section 7 (Term and Termination)), non-exclusive, non-sublicensable (except as set forth in Section 2.2 (Sublicense Rights)), non-transferable (except as otherwise permitted under this Agreement) right and license to: (a) make and have made Media Licensed Products, (b) sell, offer for sale, lease, offer for lease, import, export, license, or otherwise Transfer Media Licensed Products directly or indirectly to ProductCo Customers, and (c) use, and permit ProductCo Customers to use Media Licensed Products. [***].

2.2 Sublicense Rights. ProductCo Entities may grant to manufacturers, suppliers, distributors, and resellers of Licensed Products, limited non-exclusive sublicenses under the Licensed Patents (as applicable, per the terms of the applicable license), solely for the purpose of allowing such Person to make, have made, sell, offer for sale, lease, offer for lease, import, export, license or otherwise Transfer and/or use Licensed Products on behalf of and for the benefit of the ProductCo Entities as licensed under this Agreement. Any limited sublicenses granted shall be subject to the license limitations and all other applicable terms set forth in this Agreement. ProductCo will be responsible for paying any applicable License Fees specified for the Media Licensed Products, even if such Media Licensed Products are sold on behalf of ProductCo through a Person pursuant to a sublicense license granted to it under this Section 2.2. The Parties acknowledge and agree that the sublicenses granted under this Section 2.2 are intended to provide third parties with sufficient rights to deploy Media Licensed Products under the terms and conditions of this Agreement and are not intended to be used by ProductCo in an attempt to provide third parties with a license under the Licensed Patents for products not licensed under this Agreement.

2.3 [***].

2.4 Reservation of Rights. Except as expressly set forth in this Agreement, no right, license, covenant-not-to-sue, release or other immunity is granted, by estoppel, implication, exhaustion, other doctrine of law, equity or otherwise, under any intellectual property right, to any Party or any of its Affiliates. Any future encumbrance, assignment, license, sublicense, or other transfer of or rights to or impacting any of the Licensed Patents shall be made subject to this Agreement, including all rights, licenses, covenants-not-to-sue, releases and other immunities granted to the ProductCo Entities.

3. FEES

3.1 License Fees. [***]

3.2 License Fee Adjustments. [***].

3.3 Calculation [***].

3.4 [***].

3.5 Payment Terms [***].

3.6 Taxes.

(a) Withholdings or Deductions. Notwithstanding Section 3.6(b) (Other Taxes), ProductCo is entitled to deduct and withhold from any consideration payable under or otherwise deliverable under this Agreement amounts required to be deducted or withheld under Applicable Law (“Withholding Taxes”); provided that ProductCo will timely: (i) remit Withholding Taxes to the appropriate tax authority, (ii) provide all original receipts or necessary documentation evidencing payment to the relevant Governmental Authority to IPCo, and (iii) cooperate with IPCo as reasonably requested to support foreign tax credits IPCo may claim attributable to Withholding Taxes.

(b) Other Taxes. For all other taxes and fees, each Party shall be responsible for its own respective taxes, tariffs, fees, duties, levies, or charges imposed on or with respect to income or receipts, net worth, or real, tangible, intangible property it owns or leases, for franchise, privilege or other taxes, tariffs, or impositions on its own business or resulting from its own business activities.

(c) Tax Cooperation. The Parties agree to reasonably cooperate with each other on matters under this Section 3.6 (Taxes).

3.7 Reports and Audit Rights.

(a) Reports. [***].

(b) [***].

(c) Audit Rights. [***].

4. REPRESENTATIONS AND WARRANTIES

4.1 IPCo Entity Representations and Warranties. IPCo represents, warrants and covenants to ProductCo that: (a) this Agreement is a legal, valid and binding obligation of IPCo, enforceable against each IPCo Entity in accordance with its terms, and IPCo has the right to enter into this Agreement on behalf of each IPCo Entity and to cause each IPCo Entity to comply with its terms and conditions; (b) the individual signing this Agreement on behalf of IPCo is duly authorized by IPCo to do so and to bind each IPCo Entity to this Agreement, without any further act or authorization; [***].

4.2 ProductCo Representations and Warranties. ProductCo represents, warrants and covenants to IPCo that: (a) this Agreement is a legal, valid and binding obligation of ProductCo, enforceable against each ProductCo Entity in accordance with its terms, and ProductCo has the right to enter into this Agreement on behalf of each ProductCo Entity and to cause each ProductCo Entity to comply with its terms and conditions; and (b) the individual signing this Agreement on ProductCo’s behalf is duly authorized by ProductCo to do so and to bind each ProductCo Entity to this Agreement, without any further act or authorization.

4.3 No Other Representations or Warranties. EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY HAS MADE NOR SHALL BE DEEMED TO HAVE MADE, AND EACH PARTY HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (WHETHER BY STATUTE, CUSTOM OR OTHERWISE), INCLUDING ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE OR NON-INFRINGEMENT, VALIDITY OR ENFORCEABILITY OF INTELLECTUAL PROPERTY. SUBJECT TO SECTIONS 4.1(C) AND 4.1(D), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IPCO DOES NOT MAKE ANY REPRESENTATION OR WARRANTY THAT THE EXPLOITATION OF THE LICENSED PRODUCTS LICENSED HEREUNDER DOES NOT AND SHALL NOT INFRINGE ANY PATENT, COPYRIGHT, MASK WORK, TRADE SECRET OR OTHER PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY.

5. CONFIDENTIAL INFORMATION

5.1 Obligations of Confidentiality. In connection with the Parties’ activities under this Agreement, each Party and its Affiliates may be supplying or disclosing to the other Party and its Affiliates, in confidence, certain Confidential Information. All Confidential Information shall be and shall remain the sole and exclusive property of the disclosing Party or its Affiliates. Except as specifically provided elsewhere in this Agreement, the receiving Party shall not use the Confidential Information of the disclosing Party other than for the purposes of this Agreement, and shall disclose the same only on a need-to-know basis to those of its Affiliates and its and their full-time employees, and contractors expressly contemplated hereunder who are subject to written confidentiality agreements with terms no less stringent than those provided in this Section 5 (Confidential Information). Each Party shall diligently enforce such confidentiality agreements with its Affiliates and its and their employees and contractors and shall be responsible for any breach of such Party’s confidentiality obligations under this Agreement by its Affiliates and its and their employees and contractors. Other than as provided in this Agreement, receiving Party shall not disclose disclosing Party’s Confidential Information to third parties. Each of the Parties shall and shall cause their Affiliates to use at least the same procedures and degree of care which it uses to prevent the disclosure of its own Confidential Information, but in no event less than a reasonable standard of care. The Parties’ confidentiality obligations under this Section 5

(Confidential Information) shall survive the termination or expiration of this Agreement. Upon termination of this Agreement, if requested by the disclosing Party, the receiving Party shall promptly return to the disclosing Party or destroy all documents, records, notebooks, and other materials (in any form or format) containing or reflecting any Confidential Information (excluding the terms and conditions of this Agreement) of the disclosing Party then in the receiving Party’s possession or control.

5.2 Exclusions. The Parties’ confidentiality obligations under this Agreement will not apply to any information that (a) is or becomes generally known to the public without fault of receiving Party, (b) receiving Party can show by written documentation was in its possession without any obligation of confidentiality prior to receipt thereof from disclosing Party, (c) receiving Party can show by written documentation, was independently developed by receiving Party without use of or reference to the Confidential Information of disclosing Party, or (d) receiving Party can show by written documentation, is rightfully obtained by receiving Party from a third party without any obligation of confidentiality to disclosing Party. Nothing in this Agreement will prohibit receiving Party from disclosing Confidential Information of disclosing Party if legally required to do so by Applicable Law (including any rules of, or any listing agreement with, any national stock exchange or national listing system) or Governmental Authority, judicial or governmental order or in a judicial or governmental proceeding (“Required Disclosure”); provided that receiving Party shall (i) give disclosing Party reasonable notice of such Required Disclosure prior to disclosure, (ii) cooperate with disclosing Party in the event that it elects to contest such disclosure or seek a protective order with respect thereto, and (iii) in any event only disclose the exact Confidential Information, or portion thereof, specifically requested by the Required Disclosure. Confidential Information that is disclosed pursuant to a Required Disclosure shall remain otherwise subject to the confidentiality provisions of this Agreement, and the Party disclosing Confidential Information pursuant to Required Disclosure shall take all reasonable steps necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information

5.3 Permitted Disclosures. Each Party may provide a copy of this Agreement to the following Person who are under written obligations of confidentiality substantially similar to those set forth in this Agreement: potential acquirers, merger partners or investors and to their employees, agents, attorneys, investment bankers, financial advisors, and auditors in connection with the due diligence review of such Party. Each Party also may provide a copy of this Agreement to (a) the Party’s or its Affiliate’s public accounting firm in connection with the quarterly and annual financial or tax audits, (b) to the Party’s or its Affiliate’s outside legal advisors in connection with obtaining legal advice relating to this Agreement, the relationship established by this Agreement or any related matters. Each Party may also disclose this Agreement to Governmental Authorities as necessary to enforce or satisfy the terms and conditions of this Agreement (including by filing this Agreement with any Governmental Authority), with appropriate redactions where permitted by Applicable Law or such Governmental Authority.

5.4 Injunctive Relief. Receiving Party acknowledges and agrees that due to the unique nature of disclosing Party’s Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow receiving Party or third parties to unfairly compete with disclosing Party resulting in irreparable harm to disclosing Party and, therefore, that upon any such breach or any threat thereof, disclosing Party will be entitled to seek appropriate equitable relief without the requirement of posting a bond, in addition to whatever remedies it might have at law. Receiving Party will notify disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach of which it is aware.

6. LIMITATION OF LIABILITY

6.1 Limitation of Liability. [***], UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, LOSS OF REVENUES, PROFITS, USE, GOODWILL, MARKET SHARE OR BUSINESS OPPORTUNITY, IN CONNECTION WITH ANY CLAIM OR ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

7. TERM AND TERMINATION

7.1 Term. This Agreement shall be effective as of Effective Date and shall continue in effect until the tenth (10th) anniversary of the Effective Date, unless terminated earlier in accordance with Section 7.2 (Termination for Challenge) or 7.3 (Termination for Breach) (such period of effectiveness, the “Term”).

7.2 Termination for Challenge. IPCo may terminate this Agreement if any ProductCo Entity, directly or indirectly, challenges the validity or enforceability of any Licensed Patent in any court or administrative agency, or provides financing or direction for such a challenge by a third-party, and fails to rescind or terminate such challenge within thirty (30) days of receiving notice from IPCo Entities. [***].

7.3 Termination for Breach.

(a) IPCo may terminate this Agreement if any ProductCo Entity is in material breach of any of its covenants, agreements, representations, or warranties contained in this Agreement and fails to remedy or cure such breach (if capable of being remedied or cured) within thirty (30) days after receiving written notice thereof.

(b) ProductCo may terminate this Agreement if any IPCo Entity is in material breach of any of its covenants, agreements, representations, or warranties contained in this Agreement and fails to remedy or cure such breach (if capable of being remedied or cured) within thirty (30) days after receiving written notice thereof.

7.4 Effect of Expiration of this Agreement. Upon expiration of this Agreement:

(a) [***], all rights and licenses granted to the ProductCo Entities for the Media Licensed Products shall immediately terminate[***];

(b) All rights and licenses granted to the ProductCo Entities for the Non-Media Licensed Products under the Acquired Patents and Developed Patents shall immediately terminate [***]; and

(c) All other rights and licenses shall survive or terminate per the terms of the applicable licenses set forth in this Agreement.

7.5 [***]

7.6 Survival. For clarity, the license granted in Section 2.1 (IP License under the Licensed Patents for Media Licensed Products) under the Separation Patents will continue for the remainder of the Term [***] regardless of any early termination hereof. The expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, nor shall the expiration or termination of this Agreement preclude any Party from pursuing any and all rights and remedies it may have under this Agreement, at law or in equity, with respect to any breach of this Agreement. Upon termination or expiration of this Agreement, all rights and licenses shall survive or terminate per the terms of the applicable right and license set forth in this Agreement.

8. LITIGATION SUPPORT. For as long as any ProductCo Entity is a licensee of any Licensed Patent, ProductCo agrees to, and agrees to cause the ProductCo Entities to, provide all relevant documentation and perform all acts reasonably necessary and reasonably requested by IPCo to assist the IPCo Entities in satisfying the domestic industry requirement under International Trade Commission rules, and other litigation support. Additional details regarding litigation support are set forth in Schedule 2.

9. ACQUISITION AND DIVESTITURE OF OR BY PRODUCTCO [***].

10. [***]

11. [***].

11.1 [***].

11.2 Acquisition of IPCo. Notwithstanding anything to the contrary in this Agreement, if any third party acquires Control of IPCo or becomes under common Control with IPCo, or IPCo consolidates, merges or otherwise combines with a third party, then the licenses and other rights granted under this Agreement by the IPCo Entities (including, for clarity, the Indemnification Obligations and Standstill granted by the IPCo Entities) shall not include any Patents owned by such third party or by any Person that was an Affiliate of such third party immediately prior to such acquisition, consolidation, merger or other combination.

12. MISCELLANEOUS PROVISIONS

12.1 Separate Entities. No officer, employee, agent or independent contractor of either Party or its Affiliates shall at any time be deemed to be an officer, employee, agent, or independent contractor of the other Party for any purpose whatsoever, and the Parties shall use commercially reasonable efforts to prevent any such misrepresentation. Nothing in this Agreement shall be deemed to create any joint venture, partnership, or principal-agent relationship between the Parties, and neither Party shall hold itself out in its advertising or in any other manner which would indicate any such relationship with the other Party.

12.2 Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to ProductCo, to:

Xperi Inc.

2160 Gold Street, San Jose, CA 95002

Attention: [•]

E-mail: [•]

with a copy to:

[•]

[•]

Attention: [•]

E-mail: [•]

if to IPCo, to:

Adeia Inc.

3025 Orchard Parkway, San Jose, CA 95134

Attention: [•]

E-mail: [•]

with a copy to:

[•]

[•]

Attention: [•]

E-mail: [•]

or such other address as such Party may hereafter specify for the purpose by notice to the other Party. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

12.3 Bankruptcy. All rights and licenses granted under this Agreement are, and will be deemed to be, licenses of rights to and respecting “intellectual property” for purposes of Section 365(n), and as defined in Section 101(35)(A), of the U.S. Bankruptcy Code (11 U.S.C. Section 101 et. seq., as amended) (the “Bankruptcy Code”), and to the extent necessary to preserve the rights of the ProductCo Entities hereunder, including the license rights granted under this Agreement, this Section shall be treated as supplementary to this Agreement pursuant to Section 365(n) of the Bankruptcy Code. Each ProductCo Entity may elect to retain and fully exercise all of its rights and elections under Section 365(n) of the Bankruptcy Code, including the retention of all of its rights as licensee hereunder, notwithstanding the rejection of this Agreement by any IPCo Entity as debtor in possession, or a trustee or similar functionary in bankruptcy acting on behalf of the debtor’s estate. In the event that any such proceeding shall be instituted by or against such IPCo Entity seeking to adjudicate it bankrupt, or insolvent, or seeking liquidation, winding up, insolvency or reorganization, or relief of debtors, or seeking an entry of an order of relief, or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or it shall take any action to authorize any of the foregoing actions, such ProductCo Entity shall have the right to retain and enforce its rights under this Agreement (including this Section 12.3) as provided under Section 365(n) of the Bankruptcy Code.

12.4 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

12.5 Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Except as set forth in the remainder of this Section 12.5, neither this Agreement nor any rights hereunder may be assigned or otherwise transferred by any Party, in whole or in part, whether voluntarily or by operation of Applicable Law, without the prior written consent of the other Parties. Any purported assignment or other transfer of this Agreement in contravention of this Section 12.5 shall be null and void ab initio. [***].

12.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflicts of law rules of such state.

12.7 Dispute Resolution. The provisions (as applicable) of Article IX (Dispute Resolution) of the Separation Agreement are hereby incorporated by reference mutatis mutandis.

12.8 Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Electronic copies of signatures shall have the same effect as originals. This Agreement shall become effective only after and subject to each Party having received a counterpart hereof signed by the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Except as otherwise explicitly provided herein, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns. The Parties acknowledge and agree that the ProductCo Entities are intended third party beneficiaries of the rights, licenses, covenants-not-to-sue, indemnity, and other immunities granted by the IPCo Entities under this Agreement.

12.9 Entire Agreement. This Agreement and the Separation Agreement constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter of this Agreement.

12.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

12.11 Construction. This Agreement has been entered into after negotiation and review of its terms and conditions by parties with substantially equal bargaining power, each of whom has had full and fair opportunity to consult with counsel and is under no compulsion to execute and deliver a disadvantageous agreement. This Agreement incorporates provisions, comments, and suggestions proposed by both Parties, and shall be deemed to have been drafted by both Parties. No ambiguity or omission in this Agreement shall be construed or resolved against either Party on the ground that this Agreement or any of its provisions was drafted or proposed by that Party. The language of this Agreement shall be construed as a whole according to its fair meaning and not for or against either Party.

12.12 Irreparable Harm Arising from Breach. The Parties agree that violation of the provisions contained in this Agreement shall cause a Party to suffer immediate and irreparable harm for which there is no adequate remedy at law. Therefore, the Parties further agree that in the event of a breach of this Agreement, the non-breaching Party shall be entitled to preliminary and permanent injunctive relief, in addition to all other remedies available to it at law or equity.

[Signature page to Cross Business License Agreement follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

XPERI INC.	ADEIA INC.

By: __________________________________	By: __________________________________
Name:	Name:
Title:	Title:

ADEIA MEDIA LLC	ADEIA MEDIA HOLDINGS LLC

By: __________________________________	By: __________________________________
Name:	Name:
Title:	Title:

Signature Page to Cross Business License Agreement

SCHEDULE 1

ADDITIONAL TERMS

[***]

SCHEDULE 1-A

INVENTOR SUPPORT

[***]

SCHEDULE 1-B

PATENT PICK RIGHT

[***]

SCHEDULE 2

LITIGATION SUPPORT

[***]

SCHEDULE 3

[***]

[***]

SCHEDULE 4

ADVERTISING

[***]

SCHEDULE 5

METADATA

[***]

SCHEDULE 6

PERSONALIZED CONTENT DISCOVERY

[***]

SCHEDULE 7

TV VIEWERSHIP DATA

[***]